UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2015

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On March 26, 2015, AAR CORP. (the “Company”) completed the previously announced sale of its Telair Cargo Group (the “Business”) to TransDigm, Inc. (“Buyer”) for an aggregate purchase price of $725 million (along with the assumption by the Buyer of certain liabilities related to the Business), subject to adjustments.

The terms of the sale are set forth in a Purchase Agreement dated February 20, 2015 attached as Exhibit 2.1 to the Form 8-K filed by the Company on February 24, 2015 and which is incorporated into this Item 2.01 by reference.

Item 9.01                                           Financial Statements and Exhibits

(b)                                 Pro Forma Financial Information

99.1                        Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  March 31, 2015

AAR CORP.

By:	/s/ JOHN C. FORTSON
John C. Fortson
Vice President, Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information